Exhibit 4.1
CEC INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP 139594 10 5 THIS CERTIFIES THAT BY is the owner of FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF CAPELLA EDUCATION COMPANY transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly WELLS FARGO BANK, N.A. endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. COMMON COUNTERSIGNED AND REGISTERED: IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. Dated: [SIGNATURE TO COME] COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A. TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE [SIGNATURE TO COME] AUTHORIZED SIGNATURE AND REGISTRAR TRANSFER AGENT SECRETARY PRESIDENT AMERICAN FINANCIAL PRINTING INCORPORATED — MINNEAPOLIS

The corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations, and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and the authority of the Board to determine the relative rights and preferences of subsequent classes or series. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UTMA — ___Custodian ___TEN COM — as tenants in common (Cust) (Minor) TEN ENT — as tenants by entireties under Uniform Transfers to Minors JT TEN — as joint tenants with right of survivorship Act ___and not as tenants in common (State) Additional abbreviations may also be used though not in above list. For value received ___hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated ___X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.